UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 6, 2010

CHINA OUMEI REAL ESTATE INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52132	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

     Floor 28, Block C
Longhai Mingzhu Building
No.182 Haier Road
Qingdao 266000
People’s Republic of China
(Address of principal executive offices)

(86) 532 8099 7969
(Registrant's telephone number, including area code)

DRAGON ACQUISITION CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2010, the shareholders of China Oumei Real Estate Inc., a Cayman Islands company (the “Company”), approved special resolutions to (1) change the name of the Company from “Dragon Acquisition Corporation” to “China Oumei Real Estate Inc.” and (2) amend and restate the Company’s Memorandum and Articles of Association. The name change and the Amended and Restated Memorandum and Articles of Association of the Company, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein, became effective immediately upon such approval.

As more particularly described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 19, 2010 (the “Proxy Statement”), the Amended and Restated Memorandum and Articles of Association reflect the name change as well as certain other amendments to the Company’s previous Memorandum and Articles of Association. Please refer to the Proxy Statement for a description of the material changes to the Company’s previous Memorandum and Articles of Association.

A copy of a press release issued by the Company on August 6, 2010, announcing the matters disclosed above, is filed as Exhibit 99.1 to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 6, 2010, the Company held an extraordinary general meeting of its shareholders at which holders of two-thirds of the Company’s outstanding Ordinary Shares and 6% Convertible Preference Shares, voting as a group, approved special resolutions to (1) change the name of the Company from “Dragon Acquisition Corporation” to “China Oumei Real Estate Inc.” and (2) amend and restate the Company’s Memorandum and Articles of Association, as described under Item 5.03 of this report.

The following table sets forth the matters voted upon at the extraordinary general meeting and the final results of voting on each matter voted upon:

Matter Voted Upon	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of special resolution to change the name of the Company to “China Oumei Real Estate Inc.”	30,808,056	-0-	-0-	-0-
Approve of special resolution to amend and restate the Company’s Memorandum and Articles of Association	30,807,582	474	-0-	-0-

In addition, the special resolution to amend and restate the Company’s Memorandum and Articles of Association was also approved by two-thirds of holders of the Company’s Ordinary Shares and by two-thirds of holders of the Company’s 6% Convertible Preference Shares, voting as separate classes, in accordance with the requirements of the Company’s previous Memorandum and Articles of Association.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated August 6, 2010
99.1	Press Release, dated August 6, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2010
CHINA OUMEI REAL ESTATE INC.

By: /s/Weiqing Zhang
Weiqing Zhang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated August 6, 2010
99.1	Press Release, dated August 6, 2010